PURCHASE AGREEMENT

      THIS PURCHASE AGREEMENT (THE "AGREEMENT"), dated as of September 19, 2003 (the "EFFECTIVE DATE"), by and between ACTIVECORE TECHNOLOGIES, INC., formerly known as IVP TECHNOLOGY CORPORATION, with offices at 2275 Lakeshore Boulevard West, Suite 401, Toronto, Ontario, Canada M8V 343 (the "Purchaser"), SCI HEALTHCARE GROUP, INC., an Ohio corporation, with offices located at P.O. Box 2864, 3306 Executive Parkway, Suite 200, Toledo, OH 43606 (the "SELLER"), and, with respect to Section 10 hereof, the shareholders (the "SHAREHOLDERS") identified on the signature page hereto. The Purchaser and Seller are sometimes collectively referred to as the "PARTIES".

      WHEREAS, the Seller desires to sell, assign and otherwise transfer and the Purchaser desires to acquire certain of the properties and assets utilized by Seller in the operation of its business division known as the Lindsay Division ("LD") business as they exist as of the Effective Date, subject only to certain liabilities enumerated herein, for the purchase price hereinafter described and upon the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of such sale and of the foregoing and of the mutual agreements hereinafter set forth, the parties hereto do hereby agree as follows:

1.          SALE OF THE ASSETS AND BUSINESS:

      1.1. Upon the terms and subject to the conditions set forth in this Agreement and in consideration of the payment to the Seller of the purchase price described in Section 2, the Seller hereby agrees to sell, convey, assign and transfer to the Purchaser only the following assets (collectively, the "PURCHASED ASSETS") which relate to the LD business of providing integration services and services ancillary thereto:

            (a)                 All  contracts  and work orders of the LD issued
                  pursuant thereto held by Seller with clients for the providing of services and personnel, as listed in SCHEDULE 1.1(A) hereto.

            (b)                 All files and records pertinent,  relevant or in
                  any way connected with the performance of services under the contracts referred to in (a) above.

            (c)                 Personnel  files relating to employees  assigned
                  to the LD wherever located, databases maintained by Seller related to LD clients and personnel assigned to those clients. A list of current employees is annexed as SCHEDULE 1.1(C) ("CURRENT EMPLOYEES");

            (d)                 A copy of Seller's web based  resume  system for
                  Purchaser's   non-exclusive   use  in  "AS  IS"  condition  in
                  accordance   with  the  terms  of  a  license   agreement   in
                  substantially the same form as Exhibit 1.1(d) attached hereto and made a part hereof;
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            (e)                 A   non-exclusive   copy   of  the  LD   contact
                  management database;

            (f)                 The personal  property listed on SCHEDULE 1.1(F)
                  in "AS IS" condition; and

            (g)                 The  customer  list of LD,  a copy of  which  is
                  annexed as SCHEDULE 1.1(G).

      1.2.        Excluded Assets.

            (a)                 Notwithstanding   anything   to   the   contrary
                  contained in this Agreement, it is recognized and agreed that Seller is not selling its entire business but rather certain assets utilized by LD. Accordingly, Seller shall retain and not transfer to Purchaser any assets other than those listed in Section 1.1 above. All the assets not transferred will be referred to as the "EXCLUDED ASSETS."

            (b)                 In furtherance of this  understanding and by way
                  of example and not limitation, the Excluded Assets shall include the following:

                  (i)                   all cash and cash equivalents of Seller;

                  (ii)                  all   Accounts   Receivable   of  Seller
                        including Accounts Receivable of the LD;

                  (iii)                 all work in process for which no invoice
                        has yet been tendered for services performed or goods developed by the Seller including its LD ("WIP"); and

                  (iv)                  all assets of the Seller not exclusively
                        utilized by the LD, except the limited use of the resume system and contact management base referenced in Section 1.1(d) and (e).

      1.3.        The delivery of the assets  referenced  in Section  1.1(b) and
            (c) will be accomplished by transferring Seller's records maintained by Buckenmeyer and King to Purchaser by means of a letter from Buckenmeyer and King acknowledging said transfer free and clear of any lien, claim or encumbrance. The delivery of the LD contact management database referenced in 1.1(e) of this Agreement shall be accomplished by Seller giving Rhonda Lindsay or other employees designated by the Purchaser permission to utilize said information on behalf of Purchaser.

2.    PURCHASE PRICE:

      2.1. Upon the terms and subject to the conditions set forth in this Agreement, and in consideration for the conveyance, transfer and assignment of the assets and other rights to the Purchaser as

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            described in Section 1.1 above, the Purchaser shall pay the Seller a purchase price in accordance with the following:

            (a)                 A  promissory  note  payable  by  way  of a cash
                  payment in the sum of Two Hundred Thousand U.S. Dollars ($200,000.00 USD) at the Effective Date.

            (b)                 A number of shares in  Purchaser  equivalent  to
                  Two Hundred Thousand U.S. Dollars ($200,000.00 USD) equal to the average closing bid price of Seller's shares thirty (30) days prior to and two (2) days following the date of this Agreement (the "PURCHASER SHARES") deliverable on the
                  Effective Date. The number of Purchaser Shares shall be subject to reduction if the gross revenue on an accrual basis of the LD during the one-year period after the Effective Date is less than $900,000 The number of Purchaser Shares shall be reduced in accordance with the following table:


                                         REDUCTION IN
                 REVENUE               PURCHASER SHARES
                 $900,000 or greater          0%
                 $800,000 to $899,999         10%
                 $700,000 to $799,999         20%
                 $699,999 or less             30%

            (c)                 The  Purchaser   Shares,   which  shall  be  the
                  property of the Seller as of the date of delivery for all purposes including the date of transfer for the purposes of Rule 144, shall be held in escrow by the Purchaser's attorneys, in accordance with the terms of an escrow agreement in substantially the same form as Exhibit 2.1(b) attached hereto and made a part hereof, for a period of one year after the Effective Date, which Purchaser Shares shall be subject to a reduction in accordance with Section 2.1(b) hereof and an offset pursuant to Section 7.1 hereof. The Purchaser Shares shall be subject to the restrictions and obligations set forth with Section 2.3 below and Exhibit 2.3.

            (d)                 The number of Purchaser  Shares shall be subject
                  to an increase if the gross revenue on an accrual basis of the LD during the one-year period after the Effective Date is in excess of $900,000. The number of Purchaser Shares shall be increased in accordance with the following table:

                                                INCREASE IN
                 REVENUE                     PURCHASER SHARES
                 $900,001 to $1,000,000             10%
                 $1,000,001 to $1,100,000           20%
                 $1,100,001 or greater              30%

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

            Any such price increase ("Price Increase") shall be due and payable 90 days after the first anniversary of the Effective Date. Purchaser shall provide the Seller with a detailed Profit and Loss Statement within 90 days after the anniversary of the Effective Date.

            For the purposes of the calculation of Price Increase all sales of software made by or with the direct or indirect participation of Rhonda Lindsay shall be deemed to be part of the gross revenue of the LD during the one-year period following the Effective Date.

      2.2. With respect to the collection of accounts receivables and WIP due and owing to the Purchaser after the Effective Date.

            (a)                 Purchaser   shall  bill  clients  for  all  work
                  performed by personnel of the LD, performance of services and delivery of goods and any associated expense and other reimbursement after the Effective Date and shall have the sole responsibility to collect same; provided that to the extent that one or more contracts cannot be assigned (or a novation received from the contracting party, where required), then Seller shall bill clients for all work performed by the Purchaser and shall promptly remit all funds received to the Purchaser.

            (b)                 Seller shall bill clients for all work performed
                  by LD personnel and performance of services and delivery of goods and any associated expenses and other reimbursement up to and including the Effective Date and shall have the sole responsibility to collect same.

            (c)                 Seller  shall  provide  notice to clients in the
                  form provided in EXHIBIT 2.2(C) to advise client to pay all accounts receivable directly and exclusively to Seller and all amounts for services performed after the Effective Date to the Purchaser.

            (d)                 To the extent any client incorrectly pays either
                  the Purchaser or Seller funds due to the other, the Party who received funds belonging to the other shall promptly notify and pay the other Party all funds due to it without the necessity of additional demand.

            (e)                 Each  Party  agrees to  assist  the other in the
                  collection of accounts receivable to the extent requested by the other Party.

            (f)                 The Seller has  received  certain  prepaid  fees
                  from clients and incurred expenses for work not performed all as set forth in Schedule 2.2(f) to be delivered on or before October 10, 2003. The Parties agree to adjust for said prepayments or expenses as of the Effective Date.

            (g)                 The Parties  acknowledge  that there are certain
                  sales  pending  but  not  yet  consummated  as  referenced  on
                  SCHEDULE 2.2(G) annexed hereto ("PENDING SALES"). Purchaser agrees to be responsible to pay any and all commissions due to


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

                  SCI employees, representatives and agents after the Effective Date in accordance with the terms of SCHEDULE 2.2(G).

      2.3.        Securities Matters:

            (a)                 The  Purchaser   shall  take  and  perform  such
                  actions, pay such sums and/or prepare, execute and file any and all documents, instruments, registration statements and reports, of every kind, nature or description, necessary to make and/or continue to make available to the Seller during the Effective Period the benefits of Rule 144 of the Regulations;

            (b)                 The  Seller  shall  have the  right to  exercise
                  "PIGGY BACK" registration rights with respect to the Purchaser Shares in accordance with the terms and conditions set forth in paragraphs 1.1 through 1.12 of EXHIBIT 2.3 annexed hereto and made a part hereof;

            (c)                 If (a) the Purchaser  violates  and/or become in
                  violation of the provisions of Sections 5.7 and 5.8 and as a result thereof the Seller shall not be able to avail itself of the provisions of Rule 144 then and in that event the Seller shall have the right to exercise the Compulsory Registration Rights set forth in paragraph 1.13 of EXHIBIT 2.3 annexed hereto, in accordance with and subject to the terms and conditions thereof;

            (d)                 If: (i) the Purchaser violates and/or becomes in
                  violation of the provisions of Sections 5.7 and 5.8; (ii) as a result thereof the Seller shall not be able to avail itself of the provisions of Rule 144 for any 30-day period; and (iii) fails or refuses to comply with its obligations under Section
                  2.3 hereof and paragraph 1.13 of EXHIBIT 2.3 annexed hereto, then and in that event the Purchaser shall at the sole option of Purchaser, upon ten days prior written notice from the Seller ("SELLER NOTICE"), repurchase all of the shares of Purchaser Shares specified in the Seller Notice, for cash, at a price per share equal to the Repurchase Price (as defined). For purposes of this agreement, the term "REPURCHASE PRICE" shall be and mean the market value of the Purchaser Shares on the date of the transmittal of the Seller Notice in any event the repurchase price shall not exceed the market value at which the shares were originally issued to the seller. Any portion of the Repurchase Price not paid to the Seller within ten (10) business days of the Seller Notice will bear interest, until paid, at the rate of 18% per annum.

3.          NO ASSUMPTION OF LIABILITIES BY PURCHASER:

      3.1. Except for those liabilities (the "ASSUMED LIABILITIES") set forth on SCHEDULE 3.1, Purchaser shall not assume, or in any way become liable for, any debts, obligations or liabilities of Seller, whether accrued, absolute, contingent or otherwise, or whether due


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

            or to become due, or otherwise, whether known or unknown, arising out of events, transactions or facts which shall have occurred, arisen or existed on, prior to or after the Effective Date, which liabilities and obligations, if ever in existence, shall continue to be liabilities and obligations of Seller. Seller hereby agrees promptly to pay all Retained Liabilities when due.

      Without limiting the generality of the foregoing, the Assumed Liabilities shall exclude, and Purchaser shall not be liable for:

            (a)                 any  and  all   liabilities  or  obligations  in
                  respect of taxes which are imposed, levied, assessed or payable by, against or attributable to Seller;

            (b)                 any and all liabilities or obligations of Seller
                  in respect of civil and criminal fines, penalties and punitive damages (including, without limitation, fines and penalties imposed in respect of withholding, income, sales, payroll, franchise and other taxes) arising out of or relating to events occurring or actions taken by Seller on or prior to the Effective Date;

            (c)                 any   and   all   liabilities   or   obligations
                  associated with or relating to any assets not specifically set forth in Section 1.1, whether occurring before or after the Effective Date;

            (d)                 Subject to the  provisions of Section 7.1(e) any
                  and all liabilities or obligations for warranty claims for services provided by or on behalf of the Seller on or before the Effective Date; and

            (e)                 any and all liabilities or obligations  relating
                  to claims made by employees or former employees of Seller occurring on or before the Effective Date, including, without limitation, any liabilities or obligations relating to claims made by employees or former employees of Seller for workers' compensation, employer's liability, or the termination or resignation of employment, whether or not such termination was related to Seller's obligations under this Agreement.

      All liabilities retained by Seller under this Section 3 are referred to herein collectively as the "RETAINED LIABILITIES."

4.                SELLER'S REPRESENTATIONS AND WARRANTIES:

      The Seller represents and warrants to Purchaser as follows:

      4.1. The Seller is a corporation duly organized, validly existing and in good standing under and by virtue of the laws of the State of Ohio.

      4.2. The Seller has and will convey to Purchaser good and marketable title to all of the assets described in Section 1.1(b),
            (f) and (g), subject to no mortgage,  pledge, lien, conditional sale


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

            agreement, encumbrance, or charge except as listed on Schedule 4.2 annexed hereto. The Seller has and will assign to Purchaser all of the right to the assets described in Section 1.1(a), (c), (d) and
            (e), which assignment shall not result in a breach or violation of any contract or work order set forth in Section 1.1(a) hereto. Provided that if the assignment to Purchaser of all of the rights to the assets described in Section 1.1(a), (c), (d) and (e) results in a breach or violation of the assignment clause of any contract or work order set forth in Section 1.1(a) hereto, or if the customer does not approve or attempts to contest any such assignment by Seller of the then existing contract between Seller and customer, Seller shall not be deemed to be in breach of or failure to perform this Agreement and Purchaser's sole and exclusive remedy shall be as contained in Section 2.2(a), which provides in part that Seller will bill clients for all work performed by the Purchaser and shall promptly remit all funds to the Purchaser.

      4.3. The execution and delivery of this Agreement to the Purchaser and the sale contemplated hereby has been duly authorized by all necessary corporate action on the part of the Seller.

      4.4. Neither the execution and delivery of this Agreement, nor the consummation of the sale contemplated hereby will conflict with, or result in a material breach of, any of the terms, conditions, or provisions of any law or any regulation, order, writ, injunction, or decree of any court or governmental instrumentality, or of the corporate charter or by-laws of the Seller or of any agreement, whether written or oral, or other instrument to which the Seller is a party or by which it is bound, or constitute (with the giving of notice of the passage of time or both) a default thereunder, or result in any lien or encumbrance on any of the Seller's assets to be transferred to the Purchaser pursuant hereto.

      4.5. The contracts listed in SCHEDULE 1.1(A) are effective and there exists to the best of Seller's knowledge and belief no material breach or default by either party with respect to same. That the copies of those contracts previously delivered to Purchaser are accurate and complete and there exist no amendments which were not previously disclosed. That Seller is not presently aware of any past deficiencies in its performance of services under such contracts that might adversely affect the continuation of supplying services under such contracts.

      4.6. There are no contracts, agreements or arrangements, written or oral, relating to the conduct of the business of the LD of Seller relating to the assets to be sold hereunder to which Seller is a party or is bound for which Purchaser would have responsibility except as may be referred to in this Agreement or any Schedule or Exhibit annexed hereto.

      4.7. To the best of Seller's knowledge and belief, there are no claims or threatened claims, no litigation related to the contracts listed in SCHEDULE 1.1(A), or the other assets being sold hereunder except as listed on SCHEDULE 4.7.

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

      4.8. That "SCI HEALTHCARE GROUP, INC." is the only name Seller has used in the operation of its business to be sold hereunder.

      4.9. That Seller has conducted its LD business in a legal manner at all times and has and maintains all licenses, permits and approvals necessary to the conduct of the business except for those which would not materially affect the business.

      4.10. There have been no past proceedings or any proceedings now pending, nor to Seller's knowledge or belief, threatened against Seller with regard to the opinion of the LD before the Internal Revenue Service, National Labor Relations Board, State Dept. of Labor, State Commission on Human Rights and Opportunities, State Department of Labor, Equal Employment Opportunity Commission or any other local, state or Federal agencies having jurisdiction over employee rights with respect to hiring, tenure, or conditions of employment within the statute of limitations period prior to the Effective Date.

      4.11. SCHEDULE 4.11 contains complete, correct and current list of all insurance policies in effect as of the time of this agreement. Seller shall keep such coverage in effect through the Effective Date.

      4.12.

            (a)                 Attached  hereto as Schedule  4.12 is a true and
                  correct copy of the Seller's financial statements ("FINANCIAL STATEMENTS");. With respect to the assets transferred hereunder the Financial Statements fairly present the financial position of the Seller as of the respective dates thereof and the results of operations, for each of the periods covered thereby and are true and accurate in all material respects. The Financial Statements have been prepared in conformity with generally accepted accounting principles, applied on a consistent basis throughout the entire periods involved. As of the date of any balance sheet forming a part of the Financial Statements, and except as and to the extent reflected or reserved against therein, the Seller did not have any material liabilities, debts, obligations or claims (absolute or contingent) asserted against it and/or which should have been reflected in a balance sheet or the notes thereto; and all assets transferred hereunder reflected thereon are properly reported and present fairly the value of the assets therein stated in accordance with generally accepted accounting principles.

      (b)                       The financial and other books and records of the
                  Seller, with respect to the assets transferred hereunder, are in all material respects true, complete and correct and have, at all times, been maintained in accordance with good business and accounting practices.

      (c)                       Except as set forth on Schedule  4.12(c) hereto,
                  since the date of the delivery of Seller financial statements until Effective Date there have been no material adverse changes in the property, assets, business, affairs or


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

                  prospects of the Seller or its business with respect to the assets sold hereunder, except for seasonal variations.

      4.13. Seller, to its best knowledge and belief, is in compliance with all statutes, laws and regulations applicable to its business as consistently conducted and has properly made, reported and remitted all appropriate Federal, State and local payroll related deductions and taxes including: FICA, FUTA, SUI and income tax withholdings presently due and owing requirements, and further warrants that it will report and remit all withholdings and taxes due for activities prior to the Effective Date.

      4.14. Seller has not made any payment or given anything of value to any person with the reason or understanding that any part of such payment was to be used for any improper or illegal purpose; or any purpose contrary to the policies or procedures of that person's employer.

      4.15. The Seller has the sufficient right, title and interest in and to all intellectual property, know-how, trade secrets, specifications, designs and other proprietary rights (collectively, the "INTELLECTUAL PROPERTY") necessary for use in the LD. To the Seller's knowledge, no person is infringing upon, nor has any person misappropriated any Intellectual Property.

      4.16.       Seller is  acquiring  the  Purchaser  Shares  pursuant to this
            Agreement with its own funds for its own account and not as a nominee or agent for the account of any other person. No other person has any interest, beneficial or otherwise, in any of the Purchaser Shares. Except as provided in this Agreement, the Purchaser is not obligated to transfer the Purchaser Shares to any other person, nor does the Seller have any agreement or understanding with any other person to do so.

      4.17. The Seller is acquiring the Purchaser Shares for investment purposes and not with a view to the sale or distribution, which would constitute a violation of the 1933 Act or the rules and regulations promulgated hereunder, by public or private sale or other disposition, and the Seller has no present intention of selling, granting any participation in or otherwise distributing or disposing of any of the Purchased Shares.

      4.18. All representations and warranties by Seller and Stockholder are true, complete and accurate in all material respects as of the date of this Agreement and will remain so as of the Effective Date and do not contain and will not contain any untrue statement of any material fact, or omit to state a material fact necessary in order to make all of such representations and warranties not materially misleading as of this date and as of the Effective Date.

5.              PURCHASER'S REPRESENTATIONS AND WARRANTIES:

      The Purchaser represents and warrants to the Seller as follows:

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

      5.1. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

      5.2. The execution and delivery of this Agreement to the Seller and the sale contemplated hereby has been duly authorized by all necessary corporate action on the part of the Purchaser.

      5.3. Neither the execution and delivery of this Agreement, nor the consummation of the sale contemplated hereby will conflict with, or result in a material breach of, any of the terms, conditions, or provisions of any law or any regulation, order, writ, injunction, or decree of any court or governmental instrumentality, or of the corporate charter or by-laws of the Purchaser or of any agreement, whether written or oral, or other instrument to which the Purchaser is a party or by which it is bound, or constitute (with the giving of notice of the passage of time or both) a default hereunder.

      5.4. Purchaser has funds and available Purchaser's stock necessary to close the transaction contemplated by this Agreement.

      5.5. The audited consolidated financial statements and unaudited interim consolidated financial statements (including, in each case, the notes, if any, thereto) included in the SEC Reports complied as to form in all material respect with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated thereto or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject in the case of the unaudited interim financial statements, to normal, recurring year-end adjustments) the consolidated financial position of Purchaser (or its predecessor) as to the respective dates thereof and the consolidated results of its operations and cash flows for the respective periods then ended.

      5.6. There is no litigation pending or threatened that would affect Purchaser's ability to constitute the transactions contemplated by this Agreement.

      5.7. The shares of the Purchaser's common stock (the "COMMON STOCK") are registered under the Securities Exchange Act of 1934, as amended (the "34 ACT"); and during the period commencing on the date of the signing of this agreement and terminating on the earlier of
            (i) the date of the disposition by the Seller of all of the Purchaser Shares or (ii) the two year anniversary of the Effective Date (the "EFFECTIVE PERIOD") the Purchaser shall prepare and file any and all reports, forms, applications and statements, take an perform such actions and/or pay such sums as shall be necessary to maintain such registration in full force and effect.

      5.8. All documents, instruments, registration statements and reports of every kind, nature or description, filed and/or to be filed, by the Purchaser with the Securities and Exchange Commission ("SEC") whether required by the 34 Act and/or the rules and regulations promulgated by the SEC pursuant to the 34 Act and/or the Securities Act of 1933, as amended (collectively, the "Regulations"), were and/or will be filed and true, correct and complete in all material respects and will not contain any statement which, at the time, and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein made not false or misleading.

6.             ACCESS AND INFORMATION:

      From and after the Effective Date, and for a period of three years thereafter,

      6.1. The Seller shall have the right, from time to time upon written request to the Purchaser, to inspect all service orders related to contracts included in the Purchased Assets and, in the event of an IRS audit, any books and records included in the Purchased Assets, records it would be entitled to as all as shareholders of Purchaser, any and all records necessary to assure compliance with Sections 5.7 and 5.8 alone including the right to make copies thereof.

      6.2. The Purchaser shall have the right, from time to time upon written request to the Seller, to inspect all books and records relating to the Purchased Assets, including the right to make copies thereof.

7.             INDEMNIFICATION:

      7.1. Subject to the limitations hereinafter described and the limitation imposed in Section 8.4 hereof, the Seller agrees to indemnify, exonerate, defend and save the Purchaser and its officers, directors, employees, investors and representatives (collectively, the "PURCHASER" for the purposes of this Section 7) harmless from, against, for and in respect of the full amounts of any and all damages, losses, demands, obligations, tax, interest, penalty, suit, judgment, order, lien, liabilities, debts, claims, actions, causes of action, encumbrances, costs and expenses (collectively, the "LOSSES"), whether administrative, judicial or otherwise, of every kind and nature, including, without limitation, reasonable attorneys', consultants', accountants' and expert witness fees, suffered, sustained, incurred or required to be paid at any time after the Effective Date by the Purchaser based upon, arising out of, resulting from or because of:

            (a)                 a  breach  of  any  obligations  of  the  Seller
                  incurred in connection with the making and performance of this Agreement, the failure to sell, convey, assign and transfer the Purchased Assets pursuant to Section 1.1 hereof, free and clear of all mortgages, pledges, liens, conditional sales agreements, encumbrances or charges;

            (b)                 the untruth, inaccuracy,  violation or breach of
                  any representation, warranty, agreement, undertaking or covenant of Seller contained in or made pursuant to this Agreement;

            (c)                 any claims made  against or expense  incurred by
                  Purchaser with respect to the conditions or operations of the Seller made by regulatory or administrative agencies having jurisdiction over the Seller resulting from violations of local, state or federal laws or regulations by Seller or any of their respective agents, servants or employees, or resulting from a failure to collect or remit state or local taxes;

            (d)                 all  reasonable  costs and expenses  (including,
                  without limitation, reasonable attorneys' fees, interest, and penalties) incurred by the Purchaser in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against; and

            (e)                 any Retained Liabilities;  PROVIDED THAT, if any
                  such Retained Liability relates to a warranty or other claim for services provided by or on behalf of the Seller on or before the Effective Date, then such work shall be provided by the Purchaser and the Seller shall pay the Purchaser the actual cost of labor, plus fringe benefits, plus 10%.

      7.2. Seller's obligations to indemnify pursuant to this Section 7 (and the representations and warranties set forth herein) shall be for a period of two (2) years following the Effective Date. The Purchaser shall have the right but not the obligation to offset any Losses against the Purchaser Shares at the closing bid price on the date of notice given pursuant to Section 7.6 hereof.

      7.3. Subject to the limitations hereinafter described and the limitation imposed in Section 8.3, the Purchaser agrees to indemnify, exonerate, defend and save the Seller and its and/or their officers, directors, employees, investors and representatives (collectively, the "SELLER" for the purposes of this Section 7) harmless from, against, for and in respect of the full amounts of any and all damages, losses, demands, obligations, tax, interest, penalty, suit, judgment, order, lien, liabilities, debts, claims, actions, causes of action, encumbrances, costs and expenses, whether administrative, judicial or otherwise, of every kind and nature, including, without limitation, reasonable attorneys', consultants', accountants' and expert witness fees, suffered, sustained, incurred or required to be paid at any time after the Effective Date by the Seller based upon, arising out of, resulting from or because of:

            (a)                 a breach  of any  obligations  of the  Purchaser
                  incurred in connection with the making and performance of this Agreement including the failure to pay the consideration referenced in Section 2.1 in a timely manner;

            (b)                 the untruth, inaccuracy,  violation or breach of
                  any  representation,   warranty,  agreement,   undertaking  or
                  covenant of Purchaser contained in or made pursuant to this Agreement;

            (c)                 any claims made  against or expense  incurred by
                  Seller with respect to the conditions or operations of the Purchaser made by regulatory or administrative agencies having jurisdiction over the Purchaser resulting from violations of local, state or federal laws or regulations by Purchaser or any of their respective agents, servants or employees, or resulting from a failure to collect or remit state or local taxes, arising after the Effective Date;

            (d)                 all  reasonable  costs and expenses  (including,
                  without limitation, reasonable attorneys' fees, interest, and penalties) incurred by the Seller in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against;

            (e)                 any claims made  against or expense  incurred by
                  Seller related to the employment of Rhonda Lindsay and/or other Current Employees of the LD accruing after the Effective Date; and

            (f)                 any claims made by any Client against Seller for
                  work performed or failure to honor any contract occurring after the Effective Date.

      7.4. Purchaser's obligations to indemnify pursuant to this Section 7 (and the representations and warranties set forth herein) shall be for a period of two (2) years following the Effective Date.

      7.5. Notwithstanding any other provision of this Agreement to the contrary, each party's liability to the other to indemnify or pay any monies under this Section 7 shall not exceed the amount of Two Hundred Thousand U.S. Dollars ($200,000.00 USD), plus the market value of the Purchaser Shares on the date written notice is given pursuant to Section 7.6 hereof and PROVIDED THAT no claims shall be so asserted unless and until the aggregate amount of losses that would otherwise be paid exceeds on a cumulative basis an amount equal to Twenty Thousand U.S. Dollars ($20,000.00 USD), and then only to the extent of any such excess; however, these limitations shall not apply to Purchaser's obligations with respect to Sections 2 or 7.3(e) and (f) hereto or the Seller's obligations with respect to Sections 7.1(e) above.

      7.6. Each party agrees to give the other prompt written notice of any claims subject or allegedly subject to their respective indemnification obligations. The indemnifying party shall have the right but not the obligation, exercisable upon written notice to the notifying party within ten (10) days of its receipt of the initial notice, to defend any such claim with counsel of its own choosing (reasonably acceptable to the indemnified party) and to settle the matter in its own discretion provided such settlement does not, without the indemnified party's written consent, inhibit or prohibit the ongoing business or professional reputation of the indemnified party.

8.             OTHER COVENANTS:

      8.1. After the Effective Date, the Seller shall utilize its best efforts to secure the assignments and novations for the client contracts listed in SCHEDULE 1.1(A) and shall coordinate those efforts with Purchaser in a manner most likely to assure the continuation of business with or without written assignment or novations.

      8.2.        Purchaser   promises   to  deliver   the  stock   certificates
            represented in Section 2.1(b) no later than five (5) business days of the Effective Date.

      8.3. After the Effective Date, the Purchaser covenants to the Seller that it shall:

            (a)                 run the business as a going concern;

            (b)                 not to terminate the services of Rhonda  Lindsay
                  except for cause;

            (c)                 not to  postpone  or delay  sales  of goods  and
                  services;

            (d)                 not  to  sell  or  transfer  the  assets  of the
                  Business;

            (e)                 not  to  declare  voluntary   bankruptcy  or  an
                  assignment for the benefit of creditors.


            In the event that the Purchaser is in violation of this Section 8.3, then the Seller's exclusive remedy for such breach is to receive the Purchaser Shares in accordance with Section 2.1 hereof (without reduction or increase as set forth in Section 2.1(b) or (d)).

      8.4. The Seller shall be solely responsible for paying any and all warranty or other claims for services provided by or on behalf of the Seller on or before the Effective Date in accordance with
            Section 7.1(e) hereof.  The payment of such work in accordance  with
            Section 7.1(e) shall be the Purchaser's exclusive remedy for warranty or other claims for services provided on or before the Effective Date, PROVIDED THAT this remedy shall not limit the Purchaser's right to indemnity for Losses to third parties.

      8.5. The Purchaser shall have the right to audit the Seller's books and records as they relate to the LD Division and the Seller shall cooperate in any such audit by giving access to its books and records as they relate to the LD Division or as the auditors shall reasonably request. The cost of such audit shall be borne by the Purchaser.

      8.6. After one year from the Effective Date, the Seller shall have the right to audit the Purchaser's books and records as they related to the LD Division for the purpose of confirming the revenue of the LD Division and the Purchaser shall cooperate in any such audit by giving access to its books and records as they relate to the LD Division or as the auditors shall reasonably request. The cost of such audit shall be borne by the Seller. However, if the results of the audit reveal that Purchaser has underpaid Seller by five (5%) percent or more of the amount actually due Seller, then Purchaser shall (i) bear the expenses of the audit and (ii) immediately pay to Seller the amount of any underpayment determined by said audit.

9.            EMPLOYEES:

      9.1. From the Effective Date, the Seller shall continue to employ the Current Employees on the same terms as they were employed prior to the Effective Date. The Purchaser shall reimburse the Seller for all employment costs related to the Current Employees arising after the Effective Date, including wages, withholding taxes and fringes benefits (except that the Seller shall be responsible for all accrued wages or benefits existing as of the Effective Date and, to the extent not released in their offers of employment as set forth in Section 9.2 hereto, any separation costs related to the termination of the Current Employees by the Seller occurring after the Effective Date). The Seller shall not be obligated to employ the Current Employees after October 10, 2003.

      9.2. On or before October 10, 2003, the Purchaser shall offer employment to each Current Employee on substantially the same terms as the Seller employed them. The form of offer of employment is attached as EXHIBIT 9.2 hereto. Upon Purchaser offering employment to each Current Employee, the Seller shall terminate the employment of each Current Employee and, to the extent not released in their offers of employment as set forth in this Section 9.2, shall be responsible for any separation costs related to the termination of the Current Employees by the Seller.

      9.3. The Current Employees' failure to perform in accordance with such employment terms shall not be considered a breach or a failure to perform by Seller.

10.           NEGATIVE COVENANTS:

      10.1.       The Seller and the Shareholders agree that for a period of two
            (2) years following the Effective Date, they will not, for their own account or jointly with another, directly or indirectly, for or on behalf of any individual (including, without limitation, any person related by blood, adoption or marriage or other person), partnership, corporation, or other legal entity, as principal, agent or otherwise:

            (a)                 own,  control,  manage,  be employed by, consult
                  with, or otherwise participate in, a business involved within the Trade Area (as hereinafter defined) involved in: (i) the sale and delivery of medical data integration services of any kind or (ii) any activity which competes with the business conducted by LD (the activities described in this clause (a) are hereinafter referred to collectively as the "BUSINESS");

            (b)                 solicit or induce,  or in any manner  attempt to
                  solicit or induce, any person (i) which is or was a customer of LD (identified on customer list specified in Section 1.1 hereof) or (ii) employed by the Purchaser to leave such employment, whether or not such employment is pursuant to a written contract and whether or not such employment is at will, or hire any person who has been employed by the Company at any time during the six (6) month period preceding such hiring; or

            (c)                 solicit or induce any Current Employee  employed
                  by the Purchaser or any of its future subsidiaries to leave such employment, whether or not such employment is pursuant to a written contract and whether or not such employment is at will or hire any such person; or

            (d)                 interfere   with   the   Purchaser's    business
                  relationships, including, without limitation, the business relationships with the Purchaser's customers, clients, vendors or referral sources listed on Schedule 1.1(g).

      10.2. As used herein, the term "TRADE AREA" shall mean any locations in which the Seller has conducted the LD business at any time during the twelve (12) month period.

      10.3. Purchaser agrees that for a period of one year from the Effective Date that neither it nor any of its agents, representatives, parents, subsidiaries or affiliates will it solicit or hire any employee or consultant of Seller with the exception of the Current Employees.

      10.4. It is recognized by that an action for damages may not be an adequate remedy in the event of the breach of any of the negative covenants contained in this Agreement, and therefore, it is agreed that in addition to any other rights the non-breaching party may have in the event of a breach of this Agreement, the non-breaching party shall have the right to judicial enforcement of said covenants by way of injunction, restraining order or any other similar equitable relief if any portion of the foregoing covenants is invalid or unenforceable due to area or time, such fact shall not affect the validity or enforceability of the remaining portions or prevent enforcement of restrictions to the extent a court of competent jurisdiction may consider reasonable. The parties agree that in any event said restrictions shall be enforced to the maximum extent permitted by law.

11.           NO BROKERS:

      11.1. The parties hereto represent and warrant to each other that there are no claims for brokerage commissions or finders' fees in connection with the transactions contemplated hereby.

12.           FEES AND EXPENSES:

      12.1. Except as herein otherwise provided, each of the parties hereto shall pay its own legal and accounting charges and other expenses incident to the execution of this Agreement and the consummation of the transactions contemplated hereby.

13.           NOTICES:

      13.1. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered in person, by telecopy or mailed by first class, certified mail, postage prepaid or by an expedited mail carrier and addressed to the addresses of the parties first above written and to their respective counsel and advisors at the following addresses:

            IF TO SELLER'S COUNSEL AND ADVISORS:

            Marc D. Freedman, Esq.
            Freedman & Gersten LLP
            777 Terrace Avenue
            Hasbrouck Heights, NJ 07604
            Facsimile:  (201) 288-7009

            Colleen Friel, Esq.
            Buckenmeyer & King, CPA
            3306 Executive Parkway, Suite 200
            POB 2864
            Toledo, OH 43606
            Facsimile:   ----------

            IF TO PURCHASER'S COUNSEL:

            Troy J. Rillo, Esq.
            Kirkpatrick & Lockhart LLP
            201 South Biscayne Boulevard, Suite 2000
            Miami, FL 33131
            Facsimile:  (305) 358-7095

14.           MISCELLANEOUS:

      14.1. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All covenants and agreements made by or on behalf of any of the parties hereto shall be binding upon and inure to the benefit of their respective successors and assigns, unless otherwise specifically set forth herein. The terms and provisions of this Agreement may not be modified or amended, except in writing signed by all parties hereto.

            No representations, warranties, or covenants, express or implied, have been made by any party to this Agreement in connection with the subject matter hereof, except as expressly set forth in this Agreement and the Exhibits hereto. The headings in this Agreement are for the convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      14.2. No terms and provisions hereof, including, without limitation, the terms and provisions contained in this sentence, shall be waived, modified or altered so as to impose any additional obligations or liability or grant any additional right or remedy, and no custom, payment, act, knowledge, extension of time, favor or indulgence, gratuitous or otherwise, or words or silence at any time, shall impose any additional obligation or liability or grant any additional right or remedy or be deemed a waiver or release of any obligation, liability, right or remedy except as set forth in a written instrument properly executed and delivered by the party sought to be charged, expressly stating that it is, and the extent to which it is, intended to be so effective. No assent, express or implied, by either party, or waiver by either party, to or of any breach of any term or provision of this Agreement or of the Exhibits or Schedules shall be deemed to be an assent or waiver to or of such or any succeeding breach of the same or any other such term or provision.

      14.3. The captions of this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provisions hereof.

      14.4. This Agreement, including all Exhibits and the Schedules hereto, supersedes any and all other agreements, oral or written, between the parties hereto with respect to the subject matter hereof (including the Letter of Intent between Purchaser and Seller, and contains the entire agreement between such parties with respect to the transaction contemplated hereby.

      14.5. No amendment of any provision of this Agreement shall be valid unless the same is in writing and signed by Purchaser and Seller.

      14.6. No waiver by any party of any default, misrepresentation or breach of warranty or covenant shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant.

      14.7. This Agreement shall be binding upon and inure to the benefit of the parties hereto and may not be assigned by any party hereto without the prior written consent of the other parties hereto. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

      14.8. The Parties will each bear their own fees and expenses incurred in connection with the negotiations, preparation and execution of this Agreement.

      14.9. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio and any action brought to enforce the Agreement or for its breach shall be brought within the exclusive jurisdiction of the state and Federal Courts within the state of Ohio.

      14.10. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

      14.11. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be constitute as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authority of any of the provisions of this Agreement.

      14.12. This Agreement may be executed in or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

15.           FACSIMILES:

      Facsimile signatures shall be acceptable to bind the respective parties to the terms of this Agreement

16.           EFFECT OF CLOSING:

      16.1. The terms of this Agreement shall survive the Effective Date and shall not become merged therein.

      16.2. This Agreement, together with any Exhibits hereto, and any other documents to be executed pursuant hereto, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, if any, written or oral, between the parties.

17.           PUBLIC ANNOUNCEMENT:

      17.1. The Seller recognizes and agrees that the Purchaser is a public company and that the Seller and the Purchaser will not make any public announcement concerning this Agreement or the negotiations and to keep same confidential unless given written permission from the Purchaser to make any announcement or otherwise disclose the information. The Purchaser shall have the right to announce the transaction contemplated hereby and/or the negotiations between the parties upon notice to and current of the Seller to the extent the announcement is required by law, regulations or the rules of any public stock exchange on which Purchaser's stock is listed. The Purchaser will give the Seller prior notice of any announcement it believes is necessary or proper and Seller will not unreasonably withhold its consent.

18.           ARBITRATION:

      18.1. Any and all disputes arising under or in connection with this Agreement shall be resolved by submission to final and binding arbitration in accordance with the then prevailing rules of JAMS. A single arbitrator shall be chosen and the proceedings shall be conducted in Lucas County, Ohio. In addition, the arbitrator shall base his award upon substantial evidence and in accordance with Ohio law, and shall award to the prevailing party all of its reasonable costs and attorney's fees, expert witness fees, arbitration fees (including any fees paid by the prevailing party to the arbitrator), but shall have no power or jurisdiction to award any punitive or exemplary damages. Judgment upon an arbitration award may be confirmed in a state or Federal court sitting in Lucas County, Ohio.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                        ACTIVECORE TECHNOLOGIES, INC.

                                        By:
                                              ----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


                                        SCI HEALTHCARE GROUP, INC.

                                        By:
                                              ----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                        SHAREHOLDERS:AS TO ARTICLE 10



                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Thomas Rohrer




                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Pete Peterson





                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        David Cudnohufsky